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                                                                    EXHIBIT 99.2


                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

I, David A. Rane, Chief Financial Officer of SureBeam Corporation (the "Registrant"), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

(1) the Annual Report on Form 10-K of the Registrant for the year ended December 31, 2002 (the "Report") fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: March 31, 2003              By:  /s/  David A. Rane
                                             -----------------------------------
                                             David A. Rane
                                             Senior Vice President,
                                             Chief Financial Officer